THE ALGER FUND

   SUPPLEMENT DATED JUNE 30, 2000 TO THE PROSPECTUS DATED FEBRUARY 25, 2000 AS
                           SUPPLEMENTED JUNE 21, 2000

The paragraph on page 9 of The Alger Fund's Prospectus under the heading "Portfolio Managers" is hereby amended to read as follows:

         David Alger, Seilai Khoo, Ron Tartaro, Bonnie Smithwick and Steven Thumm are the individuals responsible for the day-to-day management of portfolio investments. Mr. Alger, a co-manager of all of the portfolios since their inceptions, has been employed by the Manager as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo, a co-manager of the Capital Appreciation Portfolio since 1995, has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President and portfolio manager since 1995. Mr. Tartaro, a co-manager of the MidCap Growth, Growth and Balanced Portfolios since 1995, has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President and portfolio manager since 1995. Ms. Smithwick, a co-manager of the Small Capitalization Portfolio since June 2000, has been employed by the Manager as a portfolio manager since June 2000, prior to which she was a Senior Vice President and financial analyst for Bramwell Capital Management from 1996 to 2000, and Sales Director, Worldwide Security Services, for Citibank N.A. from 1993 to 1996. Steven Thumm, a co-manager of the Balanced and Money Market Portfolios since 1995, has been employed by the Manager as a fixed income analyst since 1991.